EXHIBIT 24
                              IONICS, INCORPORATED

                                POWER OF ATTORNEY

We, the undersigned officers and directors of Ionics, Incorporated (the "Company"), hereby severally constitute Arthur L. Goldstein and Stephen Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

Witness our hands on the respective dates set forth below.

           Signature                    Title                       Date
           ---------                    -----                       ----

/s/Douglas R. Brown                   Director                  March 28, 2002
-------------------------
Douglas R. Brown

/s/Stephen L. Brown                   Director                  March 28, 2002
-------------------------
Stephen L. Brown

/s/Arnaud de Vitry d'Avacourt         Director                  March 28, 2002
-----------------------------
Arnaud de Vitry d'Avacourt

/s/Kathleen F. Feldstein              Director                  March 28, 2002
------------------------
Kathleen F. Feldstein

/s/Arthur L. Goldstein     Chairman of the Board of Directors   March 28, 2002
----------------------     Chief Executive Officer and President
Arthur L. Goldstein        (Principal Executive Officer)

/s/William E. Katz                    Director                  March 28, 2002
-----------------------
William E. Katz

/s/William K. Reilly                  Director                  March 28, 2002
-----------------------
William K. Reilly

/s/John J. Shields                    Director                  March 28, 2002
-----------------------
John J. Shields

/s/Carl S. Sloane                     Director                  March 28, 2002
-----------------------
Carl S. Sloane

/s/Daniel I. C. Wang                  Director                  March 28, 2002
-----------------------
Daniel I. C. Wang

/s/Mark S. Wrighton                   Director                  March 28, 2002
-----------------------
Mark S. Wrighton

/s/Allen S. Wyett                     Director                  March 28, 2002
-----------------------
Allen S. Wyett